Stock Purchase Agreement
                                     Between
                              Hyundai Syscomm Corp.
                                       And
                        Electronic Control Security, Inc.

                          Dated as of December 22, 2006

                            Stock Purchase Agreement

      This Stock Purchase Agreement (this "Agreement") is dated as of December 22, 2006, by and between

      Hyundai Syscomm Corp., a California corporation with a place of business at 8805 Pagoda Way, San Diego CA 92126 ("HYUNDAI"), and

      Electronic Control Security, Inc., a New Jersey corporation with a place of business at 790 Bloomfield Avenue, Bldg C1, Clifton NJ 07012 ("ECSI").

      WHEREAS, HYUNDAI wishes to acquire up to fifty percent (50%) of the outstanding shares of Common Stock ("Common Stock") of ECSI and ECSI is willing to sell HYUNDAI up to fifty percent (50%) of the outstanding shares of Common Stock upon the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, the shares of ECSI's Common Stock to be delivered to the Escrow Agent referred to below or to HYUNDAI as Warrant Shares referred to below shall be evidenced by stock certificates registered in the name of HYUNDAI that bear a bear a restrictive legend (the "Legend") that indicates that the shares evidenced thereby have not been registered under the Securities Act of 1933 (the "Securities Act"); and

      WHEREAS, four million eight hundred thousand (4,800,000) shares of ECSI's Common Stock (the "Escrow Shares") are being delivered to Hirshfield Law, as Escrow Agent (the "Escrow Agent"), under the Escrow Agreement dated as of the date of this Agreement among ECSI, HYUNDAI and the Escrow Agent (the "Escrow Agreement"), subject to the terms and conditions of the Escrow Agreement; and

      WHEREAS, the purchase price of the Escrow Shares (the "Purchase Price") is One Million Two Hundred Thousand Dollars ($1,200,000) and such Purchase Price will be deposited by HYUNDAI with the Escrow Agent concurrently with the satisfaction of certain conditions set forth in the Escrow Agreement; and

      WHEREAS, the Escrow Shares are duly authorized newly issued shares of Common Stock of ECSI and are evidenced by ten (10) stock certificates (the "Escrow Certificates"), nine of which each evidence five hundred thousand (500,000) of the Escrow Shares and one (1) of which evidences three hundred thousand (300,000) of the Escrow Shares; and

      WHEREAS, HYUNDAI and ECSI are executing and delivering a sub-contract agreement dated as of the date hereof (the "Sub-Contract"), pursuant to which, among other things: HYUNDAI has agreed to award ECSI at lease Twenty Five
Million Dollars ($25,000,000) of purchase orders for: (i) video surveillance systems to be specified and integrated according to the specifications provided pursuant to the Sub-Contract; (ii) security worthy assets in Asia; and/or (iii) such other items as may be mutually agreeable to HYUNDAI and ECSI, and ECSI has agreed to share a portion of the gross profits it makes from the Sub-Contract by vesting the exercisability of the Warrant; and

      WHEREAS, it is reasonable to assume that ECSI will have a gross profit margin on these purchase orders under the Sub-Contract of at least thirty-five percent (35%) if ECSI is efficient in purchasing and integrating the Systems; and

      WHEREAS, in order to facilitate HYUNDAI's ability to provide purchase orders to ECSI under Sub-Contract: (i) HYUNDAI shall be permitted to set up new entities in each Asian country using the name HYUNDAI ECSI or a name incorporating both such names; and (ii) HYUNDAI or a HYUNDAI Affiliate shall be the sole owner of each such entity and HYUNDAI's only obligation to ECSI for incorporating ECSI's name into any such entity is to award work from such entity to ECSI under the Sub-Contract when and if such entity receives a contract in that country which involves work that ECSI can perform; and

      WHEREAS, in order to permit HYUNDAI to become and remain a fifty percent (50%) holder of ECSI Common Stock: (i) HYUNDAI and ECSI have agreed to compensate HYUNDAI for gross profit recognized by ECSI from the Sub-Contract on a basis designed to share the benefit between ECSI and HYUNDAI; and (ii) ECSI is issuing and delivering to HYUNDAI a warrant dated the date hereof (the "Warrant") in order to effect such compensation; and

      WHEREAS, the Warrant will expire on the tenth (10th) anniversary of its date and cover a number of shares that will permit HYUNDAI to achieve and maintain a fifty percent (50%) ownership interest in ECSI Common Stock provided that HYUNDAI provides ECSI with a sufficient level of business under the Sub-Contract; and

      WHEREAS, the Warrant will become exercisable as HYUNDAI is credited with its share of the gross profits generated by ECSI from the Sub-Contract as provided below and, when exercisable, will have an exercise price of one cent ($.01) per share and a cashless exercise feature; and

      WHEREAS, the formula ECSI and HYUNDAI have agreed on provides ECSI with seventy percent (70%) of gross profits (as defined in the Sub-Contract) and HYUNDAI with a credit for thirty percent (30%) of such gross profits; and

      WHEREAS, ECSI and HYUNDAI have agreed that HYUNDAI may at its election take its thirty percent (30%) of such gross profits in the form of cash or in the form of ECSI Common Stock becoming exercisable under the Warrant ("Warrant Shares"); and

      WHEREAS, the Warrant Shares, when issued upon exercise of the Warrant, will be duly authorized newly issued shares of ECSI Common Stock issued to or upon the direction of HYUNDAI; and

      WHEREAS, the Warrant will become exercisable for one (1) Warrant Share for each: (i) fifty eight cents ($.58) of gross revenues credited to HYUNDAI until the average purchase price per share of the Escrow Shares and the Warrant Shares shall be forty cents ($.40) per share; and (ii) forty cents ($.40) of gross revenues credited to HYUNDAI once the average cost of the Escrow Shares and the Warrant Shares shall be forty cent ($.40) per share; and

      WHEREAS, ECSI and HYUNDAI are executing and delivering a registration rights agreement dated as of the date hereof (the "Registration Rights Agreement"), pursuant to which, among other things, ECSI has agreed to register with the Securities and Exchange Commission (the "Commission") for resale under the Securities Act the Escrow Shares and the Warrant Shares as soon as and to the maximum extent that such registration as a secondary offering is permitted by the then-current interpretations of the Commission; and

      WHEREAS, the issuance and delivery of the Escrow Shares to the Escrow Agent, the execution and delivery of this Agreement, the Warrant, the Sub-Contract and the Registration Rights Agreement are to take place at a closing (the "Closing") to be held by telephone pursuant to Article 1 of this Agreement; and

      WHEREAS, HYUNDAI has made it a condition to the Closing to neutralize the anti-dilution rights of the existing holders of outstanding ECSI securities with anti-dilution rights (the "Derivative Securities") to permit HYUNDAI to achieve a fifty percent (50%) ownership interest in ECSI at an average cost per share of forty cents ($0.40) per share without giving any holder of any of the Derivative Securities an adjustment of their instrument's conversion or exercise price; and

      WHEREAS, in order to achieve this neutralization with respect to the outstanding Derivative Securities, ECSI has agreed to obtain written waivers in form and substance reasonably acceptable to HYUNDAI ("Waivers") from the holders of all such Derivative Securities that would have their anti-dilution rights adjusted as the result of the transactions contemplated by this Agreement and/or to convince HYUNDAI that any holder of a Derivative Security that has not provided a Waiver is not entitled to any adjustment of the conversion or exercise price of the Derivative Securities held by such holder; and

      WHEREAS, to enable ECSI to unencumber its assets by buying out the 8% Convertible Debentures for up to one million two hundred thousand dollars ($1,200,000) (the "Debentures Buy Out Price"), HYUNDAI has agreed to provide ECSI with funding (the "Funding") in an amount up to the Debentures Buy Out Price to purchase all Debentures; and

      WHEREAS, as a condition to the Closing, ECSI has agreed, at its own expense, to obtain the Waivers; and

      WHEREAS, ECSI and HYUNDAI (collectively, the "Parties" and sometimes individually, a "Party") desire to execute and deliver this Agreement and all related, required or necessary documentation that may be reasonably required to complete the transactions contemplated hereby (collectively, the "Transaction Documents"); and

      WHEREAS, the Parties desire to make certain representations, warranties, and agreements in connection with the transactions contemplated hereby (the "Transaction");

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants, and agreements contained herein, the adequacy and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   THE CLOSING

      1.1 The Closing The Closing will take place on the date of this Agreement (the "Closing Date") The Closing will be held by telephone, at which time the documents and instruments necessary or appropriate to effect the transactions contemplated herein to occur at the Closing will be exchanged by E-mail or facsimile transmission, with original counterparts to follow by next business day courier delivery. Except as otherwise provided herein all actions taken at the Closing will be deemed to be taken simultaneously.

      (b) As a condition concurrent to the Closing of the Transactions, among other such conditions that are set forth in Sections 5 and 6 hereof:(i) ECSI shall have executed and delivered the indemnification agreement (the "ECSI Indemnification Agreement") that is referenced in Section 5.4(b) hereof and deposited the same into escrow for delivery to HYUNDAI; and (ii) HYUNDAI shall have executed and delivered the indemnification agreement (the "HYUNDAI Indemnification Agreement") that is referenced in Section 6.4(b) hereof and deposited the same into escrow for delivery to ECSI.

      (c) At the Closing, ECSI shall deliver or cause to be delivered to the Escrow Agent the Escrow Certificates registered in the name of HYUNDAI evidencing the Escrow Shares. Each of the Escrow Certificates shall bear the Legend.

      (d) At the Closing, ECSI shall deliver or cause to be delivered to HYUNDAI the Warrant, which shall bear the Legend.

      (e) At the Closing, ECSI and HYUNDAI shall execute and deliver to each other the Registration Rights Agreement and the Sub-Contract.

      (f) At the Closing, ECSI, HYUNDAI and the Escrow Agent shall execute and deliver to each other the Escrow Agreement.

      (g) the Purchase Price of the Escrow Shares ($1,200,000) will be deposited by HYUNDAI with the Escrow Agent concurrently with the satisfaction of certain conditions set forth in the Escrow Agreement.


                                    ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF ECSI

      ECSI hereby represents and warrants to HYUNDAI as follows:

      2.1 Disclosure Schedule.  The disclosure schedule attached hereto as Annex
2.1 (the "Disclosure Schedule") is divided into sections that correspond to the sections of this Article 2. The Disclosure Schedule comprises a list of all exceptions to the truth and accuracy of, and of all disclosures or descriptions required by, the representations and warranties set forth in the remaining sections of this Article 2. The Disclosure Schedule may incorporate by reference disclosures made in the ECSI Commission Documents (as hereinafter defined) by specific cross references to the location in the Disclosure Documents where such incorporated information is located. To the extent that facts and circumstances are disclosed as an exception to any representation and warranty hereunder, such facts and circumstances shall be deemed to have been disclosed as an exception to any other representation and warranty hereunder to which they could reasonably be expected to apply. The Disclosure Schedule will be delivered at least one trading day prior to the payment of the Purchase Price by Hyundai to the Escrow Agent.

      2.2 Corporate Organization, etc. ECSI is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with the requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets, is duly qualified or licensed to do business as a foreign corporation in good standing in every other jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing, except in such jurisdictions in which the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as such term is defined in Section 8.13 hereof) on ECSI. The Disclosure Schedule contains a list of all jurisdictions in which ECSI is qualified or licensed to do business and includes complete and correct copies of ECSI's articles of incorporation and bylaws. ECSI does not own or control any capital stock of any corporation or any interest in any partnership, joint venture or other entity.

      2.3 Capitalization. The authorized capital securities of ECSI is set forth in the Disclosure Schedule. The shares of Common Stock ("ECSI Common Stock") and Preferred Stock ("ECSI Preferred Stock") of ECSI outstanding, as of the date of this Agreement and as set forth in the Disclosure Schedule, represent all of the issued and outstanding capital stock of ECSI. All issued and outstanding shares of ECSI Common Stock and ECSI Preferred Stock are duly authorized, validly issued, fully paid and nonassessable and are without, and were not issued in violation of, preemptive rights. Other than as set forth in the Disclosure Schedule, there are no other equity securities of ECSI outstanding or any securities convertible into or exchangeable for such interests, securities or rights. Other than as set forth on the Disclosure Schedule and pursuant to this Agreement, there is no subscription, option, warrant, call, right, contract, agreement, commitment, understanding or arrangement to which ECSI is a party, or by which it is bound, with respect to the issuance, sale, delivery or transfer of the capital securities of ECSI, including any right of conversion or exchange under any security or other instrument. The Disclosure Statement sets forth or incorporates by reference a complete list of all subsidiaries of ECSI. ECSI agrees to furnish copies of the articles of incorporation and By-laws of ECSI subsidiary upon the written request of HYUNDAI therefor.

      2.4 Authorization ECSI has all requisite power and authority to enter into, execute, deliver, and perform its obligations under this Agreement and the Transaction Documents. This Agreement and the Transaction Documents have been duly and validly executed and delivered by ECSI and, when countersigned by HYUNDAI, are the valid and binding legal obligations of ECSI enforceable against ECSI in accordance with their respective terms, subject to bankruptcy, moratorium, principles of equity and other limitations limiting the rights of creditors generally.

      2.5 Non-Contravention Except as set forth in the Disclosure Schedule, neither the execution, delivery and performance of this Agreement, the Transaction Documents and each other agreement to be entered into in connection with this Agreement or the Transaction Documents, nor the consummation of the transactions contemplated herein or in the Transaction Documents will:

      (a) violate, contravene or be in conflict with any provision of the articles of incorporation or By-laws of ECSI or any subsidiary of ECSI ("Subsidiary");

      (b) be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under, or cause or permit the acceleration of the maturity of, or give rise to any right of termination, cancellation, imposition of fees or penalties under any debt, note, bond, lease, mortgage, indenture, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which ECSI or any Subsidiary is a party or by which ECSI or any Subsidiary or any of their respective properties or assets is or may be bound, other than any such event that could not reasonably be expected to have a Material Adverse Effect;

      (c) result in the creation or imposition of any pledge, lien, security interest, restriction, option, claim or charge of any kind whatsoever ("Encumbrances") upon any property or assets of ECSI or any Subsidiary under any debt, obligation, contract, agreement or commitment to which ECSI or any Subsidiary is a party or by which ECSI or any Subsidiary of any of their respective assets or properties are bound; or

      (d) materially violate any statute, treaty, law, judgment, writ, injunction, decision, decree, order, regulation, ordinance or other similar authoritative matters (referred to herein individually as a "Law" and collectively as "Laws") of any foreign, federal, state or local governmental or quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority (referred to herein individually as an "Authority" and collectively as "Authorities"); or

      (e) trigger any conversion price reduction in any Derivative Security (assuming receipt of any Waivers that are delivered at the Closing).

      2.6 Consents and Approvals. Except for the Waivers and as set forth in the Disclosure Schedule, with respect to ECSI, no consent, approval, order or authorization of or from, or registration, notification, declaration or filing with ("Consent") any individual or entity, including without limitation any Authority, is required in connection with the execution, delivery or performance of this Agreement and the Transaction Documents by ECSI or the consummation by ECSI of the transactions contemplated herein and therein, other than any Consent for which the failure to so obtain could not reasonably be expected to have a Material Adverse Effect.

      2.7 Commission Filings; Financial Statements. (a) ECSI has made available to HYUNDAI accurate and complete copies (including copies of exhibits) of each report, registration statement and definitive proxy and information statements filed by ECSI with the Commission since January 1, 2004 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, "ECSI Commission Documents"). All statements, reports, schedules, forms and other documents required to have been filed by ECSI with the Commission have been so filed on a timely basis. As of the time it was filed with the Commission (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each ECSI Commission Document complied in all material respects with the applicable requirements of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"); and (ii) no ECSI Commission Document contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The financial statements  contained in the ECSI Commission  Documents:
(i) complied as to form in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the Commission); and (iii) fairly present, in all material respects, the consolidated financial position of ECSI and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of ECSI and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

      2.8 Absence of Undisclosed Liabilities. ECSI does not have any liabilities, obligations or claims of any kind whatsoever, whether secured or unsecured, accrued or unaccrued, fixed or contingent, matured or unmatured, known or unknown, direct or indirect, contingent or otherwise and whether due or to become due (referred to herein individually as a "Liability" and collectively as "Liabilities"), other than: (a) Liabilities that are fully reflected or reserved for in the consolidated balance sheet as at September 30, 2006 (the "Balance Sheet") included in ECSI's Form 10-QSB filed with the Commission; (b) Liabilities arising in the ordinary course of business after the date of the Balance Sheet and (c) Liabilities that are set forth on the Disclosure Schedule or incorporated therein by reference.

      2.9 Absence of Certain Changes. Except as set forth in any ECSI Commission Document, since the date of the Balance Sheet, ECSI has owned and operated its assets, properties and business in the ordinary course of business and consistent with past practice. Without limiting the generality of the foregoing, subject to the aforesaid exceptions, since the date of the Balance Sheet, ECSI has not experienced any change that has had or could reasonably be expected to have a Material Adverse Effect on ECSI.

      2.10 Litigation. Except as disclosed in the Disclosure Schedule or incorporated by reference therein to the ECSI Commission Documents, there is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order (collectively "Claims") pending, noticed, scheduled, or, to the knowledge of ECSI, threatened or contemplated by or against or involving ECSI, its assets, properties or business or its directors, officers, agents or employees (but only in their capacity as such), whether at law or in equity, before or by any person or entity or Authority, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Parties hereto pursuant to this Agreement or in connection with the transactions contemplated herein, other than any Claim that could not reasonably be expected to have a Material Adverse Effect.

      2.11 Contracts and Commitments; No Default. ECSI is not a party to, nor are any of its Assets bound by, any material contract (an "ECSI Contract") that is not disclosed in the Disclosure Schedule or incorporated by reference therein to the ECSI Commission Documents. Except as disclosed in Disclosure Schedule and other than the Derivative Securities the holders of which have executed and delivered Waivers, none of ECSI Contracts contains a provision requiring the consent of any party with respect to the consummation of the Transaction without triggering a conversion price adjustment in any Derivative Security. ECSI is not in breach, violation or default, however defined, in the performance of any of its obligations under any ECSI Contract, and no facts and circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such breach, violation or default thereunder or thereof, and, to the knowledge of ECSI, no other parties thereto are in a breach, violation or default, however defined, thereunder or thereof, and no facts or circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such a breach, violation or default thereunder or thereof, other than any such event that could not reasonably be expected to have a Material Adverse Effect.

      2.12 No Broker or Finder. Neither ECSI nor, to the knowledge of ECSI, any of its directors, officers or employees, has employed any broker, finder, investment banker or financial advisor or incurred any liability for any brokerage fee or commission, finder's fee or financial advisory fee, in connection with the transactions contemplated hereby, nor is there any basis known to ECSI for any such fee or commission to be claimed by any person or entity.

      No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of ECSI.

      2.13 Intercompany And Affiliate Transactions; Insider Interests. Except as expressly identified in the Disclosure Schedule or incorporated by reference therein to the ECSI Commission Documents, there are, and during the last two years there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between ECSI, on the one hand, and any director, officer, employee, stockholder, or affiliate of ECSI, on the other hand, including, without limitation, loans, guarantees or pledges to, by or for ECSI or from, to, by or for any of such persons, that are effected with all corporate consents and approvals necessary under controlling law, and currently in effect.

      2.14 Compliance with Law; Permits and Other Operating Rights. Except as set forth in the Disclosure Schedule, the properties, business and operations of ECSI are and have been in compliance in all respects with all Laws applicable to ECSI's assets, properties, business and operations, except where the failure to comply would not have a Material Adverse Effect. ECSI possesses all material permits, licenses and other authorizations from all Authorities necessary to permit it to operate its business in the manner in which it presently is conducted and the consummation of the transactions contemplated by this Agreement will not prevent ECSI from being able to continue to use such permits and operating rights. ECSI has not received notice of any violation of any such applicable Law, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any Authority, other than any such violation or default that could not reasonably be expected to have a Material Adverse Effect.

      2.15 Books and Records. The books of account, minute books, stock record books, and other material records of ECSI, all of which have been made available to HYUNDAI, are complete and correct in all material respects and have been maintained in accordance with reasonable business practices. The minute books of ECSI contain accurate and complete records, in all material respects, of all formal meetings held of, and corporate action taken by, the directors and officers, the managers and committees of the managers of ECSI. At the Closing, all of those books and records will be in the possession of ECSI.

      2.16 Business Generally; Accuracy of Information. No representation or warranty made by ECSI in this Agreement, the Disclosure Schedule, or in any document, agreement or certificate furnished or to be furnished to HYUNDAI at the Closing by or on behalf of ECSI in connection with the Transaction contains or will contain any untrue statement of material fact or omit or will omit to state any material fact necessary in order to make the statements herein or therein not misleading in light of the circumstances in which they are made, and all of the foregoing completely and correctly present the information required or purported to be set forth herein or therein.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF HYUNDAI

      HYUNDAI represents and warrants to ECSI as follows:

      3.1 Authorization and Power. HYUNDAI has all power and authority to enter into this Agreement and the Transaction Documents and to carry out the transactions contemplated herein and therein. HYUNDAI has taken all action required by law or otherwise to authorize the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein. This Agreement and the Transaction Documents are the valid and binding legal obligations of HYUNDAI enforceable against HYUNDAI in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws that affect creditors' rights generally.

      3.2 Non-Contravention. Neither the execution, delivery and performance of this Agreement and the Transaction Documents nor the consummation of the Transaction will:

      (a) be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under any agreement to which HYUNDAI is a party; or

      (b) violate any Law of any Authority.

      3.3 Consents and Approvals. Except for the filing with the Commission of an Initial Statement of beneficial Ownership on Form 3 and a Schedule 13D, no Consent is required by any person or entity, including without limitation any Authority, in connection with the execution, delivery and performance by HYUNDAI, or the consummation of the transactions contemplated herein, other than any Consent which, if not made or obtained, will not, individually or in the aggregate, have a Material Adverse Effect on the business of HYUNDAI.

      3.4 Litigation. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, or, to the knowledge of HYUNDAI, threatened or contemplated by or against or involving HYUNDAI, its assets, properties or business, whether at law or in equity, before or by any person or entity or Authority, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Parties hereto pursuant to this Agreement and the Transaction Documents or in connection with the Transaction.

      3.5 No Broker or Finder. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by ECSI in connection with the Transaction based upon arrangements made by or on behalf of HYUNDAI.

      3.6 Accredited Investor Status. HYUNDAI is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act.

      3.7 Access to ECSI Information. HYUNDAI has had the opportunity to examine ECSI Commission Documents and the Disclosure Schedule and to obtain additional information concerning ECSI from ECSI.

      3.8 Restricted Securities. HYUNDAI understands that the stock certificates representing the Escrow Shares and that will represent the Sub-Contract Shares will bear the Legend. Without limiting HYUNDAI's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, HYUNDAI is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

      3.9 HYUNDAI hereby represents that, in connection with its investment or the its decision to purchase of the Securities, HYUNDAI has not relied on any statement or representation of any Person, including any such statement or representation by ECSI or any of its controlling Persons, officers, directors, partners, agents and employees or any of their respective attorneys, except as specifically set forth herein or in the Escrow Agreement, the Registration Rights Agreement or the Subcontract.

                                    ARTICLE 4
                            COVENANTS OF THE PARTIES

      4.1 Filings; Consents; Removal of Objections. The Parties agree to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable, the Transaction, including without limitation obtaining all Consents of any person or entity, whether private or governmental, required in connection with the consummation of the transactions contemplated herein. In furtherance, and not in limitation of the foregoing, it is the intent of the Parties to consummate the Transaction at the earliest practicable time, and they respectively agree to exert commercially reasonable efforts to that end, including without limitation: (i) the removal or satisfaction, if possible, of any objections to the validity or legality of the Transaction; and (ii) the satisfaction of the conditions to consummation of the Transactions.

      4.4 Further Assurances; Cooperation; Notification. Each of the Parties hereto will, at and after Closing, execute and deliver such instruments and take such other actions as the other Party may reasonably require in order to carry out the intent of this Agreement and the Transaction Documents.

      4.5 Public Announcements. Neither of the Parties hereto will make any public announcement with respect to the Transaction without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that either of the Parties hereto may at any time make any announcements that are required by applicable Law so long as the Party so required to make an announcement promptly upon learning of such requirement notifies the other Party of such requirement and discusses with the other Party in good faith the exact proposed wording of any such announcement.

      4.6 Satisfaction of Conditions Concurrent. Each Party will use commercially reasonable efforts to satisfy or cause to be satisfied all the conditions concurrent that are applicable to them, and to cause the Transaction to be consummated, and, without limiting the generality of the foregoing, to obtain all material consents and authorizations of third parties and to make filings with, and give all notices to, third parties that may be necessary or reasonably required in order to effect the Transaction.

      4.7 Lock-Up. For a period of six months from the Closing, HYUNDAI agrees that it shall not (a) exercise any of its rights under the Registration Rights Agreement or (b) sell or otherwise transfer any of the Registrable Securities (as defined in the Registration Rights Agreement) without the prior written consent of the Company; which consent will not be withheld or delayed if the intended transferee in as Affiliate of HYUNDAI.

                                    ARTICLE 5
                    CONDITIONS TO THE OBLIGATIONS OF HYUNDAI

      Notwithstanding any other provision of this Agreement to the contrary, the obligation of HYUNDAI to effect the Transaction is subject to the satisfaction at the Closing, or waiver by HYUNDAI, of each of the following conditions:

      5.1 Representations and Warranties True. The representations and warranties of ECSI contained in this Agreement and the Transaction Documents, including without limitation in the Disclosure Schedule delivered to ECSI as Annex 2.1, are true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for changes specifically permitted or contemplated by this Agreement, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closing with respect to such date or period.

      5.2 Performance. ECSI will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement and the Transaction Documents to be performed or complied with by ECSI on the Closing.

      5.3 Required Approvals and Consents. (a) All action required by Law to authorize the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the Transaction will have been duly and validly taken.

      (b) All Consents of or from all Authorities required hereunder to consummate the Transaction will have been delivered, made or obtained, and HYUNDAI will have received copies thereof.

      (c) Waivers from the holders of all Derivative Securities from whom Waivers are required, in form and substance reasonably satisfactory to HYUNDAI, shall have been obtained and furnished to HYUNDAI.

      5.4 Agreements and Documents. HYUNDAI will have received the following agreements and documents, each of which will be in full force and effect:

      (a) a certificate executed by ECSI confirming that the conditions set forth in Sections 5.1, 5.2, 5.3, 5.5, 5.6, 5.7 and 5.8 have been duly satisfied.

      (b) the duly executed and delivered ECSI Indemnity Agreement that is attached hereto as Annex 5.4(b) and incorporated herein by reference.

      5.5 Adverse Changes. No material adverse change will have occurred in the business, financial condition, prospects, assets or operations of ECSI since June 30, 2006, except as set forth on Annex 5.5 attached hereto.

      5.6 No Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any Authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would, in the reasonable judgment of HYUNDAI, individually or in the aggregate, otherwise have a Material Adverse Effect on ECSI's business, financial condition, prospects, assets or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

      5.7 Legislation. No Law will have been enacted which prohibits, restricts or delays the consummation of the Transaction or any of the conditions to the consummation of the Transaction.

      5.8 Appropriate Documentation. HYUNDAI will have received, in a form and substance reasonably satisfactory to HYUNDAI, dated the Closing Date, all certificates and other documents, instruments and writings to evidence the fulfillment of the conditions set forth in this Article 5 as HYUNDAI may reasonably request, along with duly executed copies of the Transaction Documents by the Parties.

                                    ARTICLE 6
                       CONDITIONS TO OBLIGATIONS OF ECSI

      Notwithstanding anything in this Agreement to the contrary, the obligation of ECSI to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing of each of the following conditions:

      6.1 Representations and Warranties True. The representations and warranties of HYUNDAI contained in this Agreement and the Transaction Documents will be true, complete and accurate in all material respects as of the date when made and at and as of the Closing, as though such representations and warranties were made at and as of such time, except for changes permitted or contemplated in this Agreement, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closing with respect to such date or period.

      6.2 Performance. HYUNDAI will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement and the Transaction Documents to be performed or complied with by HYUNDAI at the Closing.

      6.3 Required Approvals and Consents. (a) All action required by Law to authorize the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the Transaction will have been duly and validly taken.

      (b) All Consents of or from all Authorities required hereunder to consummate the transactions contemplated herein, will have been delivered, made or obtained, and ECSI will have received copies thereof.

      6.4 Agreements and Documents. ECSI will have received the following agreements and documents, each of which will be in full force and effect:

      (a) a certificate executed by HYUNDAI in full force and effect confirming that the conditions set forth in Sections 6.1, 6.2, 6.3, 6.5, 6.6, 6.7 and 6.8 have been duly satisfied.

      (b) the duly executed and delivered HYUNDAI Indemnity Agreement that is attached hereto as Annex 6.4(b) and incorporated herein by reference.

      6.5 Adverse Changes. No material adverse change will have occurred in the ability of HYUNDAI to perform its obligations under this Agreement.

      6.6 No Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any Authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the Transactions or which, if successfully asserted, would, in the reasonable judgment of ECSI, individually or in the aggregate, otherwise have a Material Adverse Effect on HYUNDAI's business, financial condition, prospects, assets or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

      6.7 Legislation. No Law will have been enacted which prohibits, restricts or delays the consummation of the Transaction or any of the conditions to the consummation of the Transaction.

      6.8  Appropriate  Documentation.  ECSI will have  received,  in a form and substance reasonably satisfactory to ECSI, dated the Closing Date, all certificates and other documents, instruments and writings to evidence the fulfillment of the conditions set forth in this Article 6 as ECSI may reasonably request, along with duly executed copies of the Transaction Documents by the Parties.

                                    ARTICLE 7
                         CERTAIN POST-CLOSING AGREEMENTS

      7.1 HYUNDAI's Use of the ECSI Name in Asia. In order to augment the flow of business to ECSI under the Sub-Contract, ECSI hereby grants to HYUNDAI a paid up license to use the ECSI name solely in connection with establishing new entities in each Asian country using the name HYUNDAI ECSI or a name incorporating both such names. HYUNDAI or a HYUNDAI Affiliate shall be the sole owner of each such entity and HYUNDAI's only obligation to ECSI for incorporating ECSI's name into any such entity is to award work from such entity to ECSI under the Sub-Contract when and if such entity receives a contract in that country that involves work that ECSI can perform.

      7.2 Voting Agreement and Proxy for the ECSI Shares Owned by HYUNDAI. HYUNDAI agrees to provide Arthur Barchenko, the Chief Executive Officer of ECSI, with a voting agreement and proxy covering all shares of ECSI Common Stock from time to time owned by ECSI. The voting agreement and proxy shall be in such form as is mutually satisfactory to ECSI and HYUNDAI and shall comply in all respects with applicable Law. The proxy shall be coupled with an interest and shall be valid for the longest period permitted by applicable Law, but shall be revocable as and to the extent provided in such voting agreement and proxy.


                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

      8.1 Expenses. HYUNDAI and ECSI will each bear their own costs and expenses relating to the transactions contemplated hereby, including without limitation, fees and expenses of legal counsel, accountants, investment bankers, brokers or finders, printers, copiers, consultants or other representatives for the services used, hired or connected with the transactions contemplated hereby.

      8.2 Survival. The representations and warranties of the Parties shall survive the Closing for a period of two (2) years.

      8.3 Amendment and Modification. Subject to applicable Law, this Agreement may be amended or modified by the Parties at any time with respect to any of the terms contained herein; provided, however, that all such amendments and modifications must be in writing duly executed by all of the Parties hereto.

      8.4 Waiver of Compliance; Consents. Any failure of a Party to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Party entitled hereby to such compliance, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No single or partial exercise of a right or remedy will preclude any other or further exercise thereof or of any other right or remedy hereunder. Whenever this Agreement requires or permits the consent by or on behalf of a Party, such consent will be given in writing in the same manner as for waivers of compliance.

      8.5 No Third Party Beneficiaries. Nothing in this Agreement will entitle any person or entity (other than a Party hereto and its respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.

      8.6 Notices. All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (iii) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment to the addresses set forth below:

If to ECSI:                                With a copy to:
----------                                 --------------
Electronic Control Security, Inc.          Aboudi & Brounstein
790 Bloomfield Avenue, Bldg C1,            3 Gavish Street
Clifton NJ 07012                           PO Box 2432
Attention: Arthur Barchenko                Kfar Saba Ind Zone 44641
Chief Executive Officer                    Israel
Telephone:  (973) 547-8555                 Attention:  David Aboudi, Esq.
Facsimile:  (973) 574-8563                 Telephone:  972-9-764-4833
E-Mail: a_birch@ecsiinternational.com      Facsimile:  972-9-764-4834
                                           E-Mail:      david@a-blaw.com

If to HYUNDAI:                             With a copy to:
-------------                              ---------------
Hyundai Syscomm Corp.                      Peter B. Hirshfield, Esq.
8805 Pagoda Way                            Hirshfield Law
San Diego CA 92126                         1035 Park Avenue, Suite 7B
Attention: Samuel Lee                      New York NY 10028-0912
Chairman of the Board                      Telephone:           (646) 827-9362
Telephone: (510) 790-4500                  Facsimile:           (646) 349-1665
Facsimile: (415) 358-4551                  E-Mail: phirshfield@hirshfieldlaw.com
E-Mail: jack@hyundaisyscom.com

or to such other person or address as either Party will furnish to the other in writing in accordance with this subsection.

      8.7 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (whether voluntarily, involuntarily, by operation of law or otherwise) by either Party without the prior written consent of the other.

      8.8 Governing Law. This Agreement and the legal relations among the Parties hereto will be governed by and construed in accordance with the internal substantive laws of the State of California (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

      8.9 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      8.10 Facsimile and Scanned Execution. Receipt by either Party of a counterpart of this Agreement manually signed and then scanned electronically and E-mailed to the other Party or manually signed and then sent by facsimile transmission to the other Party shall, for all purposes, be deemed to be an original counterpart with the same force and effect as the manually signed counterpart from which it was electronically reproduced.

      8.11 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and will not constitute a part hereof.

      8.12 Entire Agreement. This Agreement, the Disclosure Schedule and the exhibits and other writings referred to in this Agreement or in the Disclosure Schedule or any such exhibit or other writing are part of this Agreement, together they embody the entire agreement and understanding of the Parties hereto in respect of the transactions contemplated by this Agreement and together they are referred to as this Agreement or the Transaction Documents. There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to the transaction or transactions contemplated by this Agreement, including, without limitation, the Memorandum of Understanding dated November 28, 2006 between the Parties. Provisions of this Agreement will be interpreted to be valid and enforceable under applicable Law to the extent that such interpretation does not materially alter this Agreement; provided, however, that if any such provision becomes invalid or unenforceable under applicable Law such provision will be stricken to the extent necessary and the remainder of such provisions and the remainder of this Agreement will continue in full force and effect.

      8.13 Definition of Material Adverse Effect. "Material Adverse Effect" with respect to a party means a material adverse change in or effect on the business, operations, financial condition, properties, liabilities or prospects of that party taken as a whole; provided, however, that a Material Adverse Effect will not be deemed to include (i) changes as a result of the announcement of this Agreement or the transactions contemplated hereby, (ii) events or conditions arising from changes in general business or economic conditions; (iii) changes in the stock price of such party or (iv) changes in generally accepted accounting principles.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ECSI                                             HYUNDAI

Electronic Control Security, Inc.                Hyundai Syscomm Corp.


By:/s/Arthur Barchenko                           By:/s/Samuel Lee
   --------------------------                       -----------------------
   Arthur Barchenko                                 Samuel Lee
   Chief Executive Officer                          Chairman of the Board